Brundage,
                                                                  Story and Rose
                                                                Investment Trust

                                                  ------------------------------
                                                              Semi-Annual Report
                                                  ------------------------------
                                                                     May 31,1999
                                                  ------------------------------
                                                                     (Unaudited)
                                                  ------------------------------

                                                  ------------------------------
                                                         Short/Intermediate Term
                                                  ------------------------------
                                                               Fixed-Income Fund
                                                  ------------------------------

                                                  ------------------------------
                                                                     Equity Fund
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                            [LOGO] BRUNDAGE
                                                   STORY & ROSE
                                                   Investment Counsel Since 1932

Letter To Shareholders                                             July 12, 1999
--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL MARKETS UPDATE--MID-YEAR 1999

Since the end of the last recession in 1991, the U.S. economy has been not only immune to the economic turmoil that has repeatedly buffeted the global economy -- the Mexican peso crisis of 1994, chronic unemployment in Europe, the Asian economic meltdown of 1997, severe recession in Japan, the Russian/Brazilian crises of 1998 -- it has arguably thrived on them. In fact, without these upheavals, the U.S. economy's very strength might have been its undoing. Absent their dampening effect on our economy, low unemployment in the U.S., a free-spending consumer and consistently above-trendline growth would likely have resulted in greater inflationary pressures than realized. This, in turn, would have led to upward pressure on interest rates and put the economic expansion at risk.

Instead, the rolling weaknesses, or outright recessions, in the economies of many of our trading partners over the last eight years have acted as a release valve for our economy, periodically letting off just enough pressure to prevent our economy from overheating. In effect, our excess demand has been met by excess supply from overseas, allowing interest rates to stay low and stock prices to stay high, creating a "wealth effect" that further enhanced our economic position.

Of course, there are many other forces at work that have contributed to this period of extraordinary economic strength, and the benefits to the economy from these external shocks have not been equally distributed. Nevertheless, on balance these foreign shocks, combined with astute policy responses by the Federal Reserve Board, have actually forestalled the day of reckoning for the U.S. economy and have prolonged both this economic expansion and, in turn, the extraordinary performance of the U.S. equity market. As we look out over the balance of this year and into the next millennium, one of the most important questions is whether or not the world economy is likely to face a globally synchronized expansion. If so, what are the implications for interest rates, inflation and our stock market?

The final quarter of 1998 saw the domestic economy grow at an extraordinary 6.4% annualized rate. While many of us had expected 1998 to finish on an upbeat note, almost no one predicted that U.S. consumers would accelerate their already voracious appetite for consumption, dipping into their savings to maintain and improve their standard of living. Consequently, after first quarter growth of about 4.4%, we are expecting some moderation in consumption expenditures during the balance of 1999 with overall economic growth restrained still more by a record trade deficit. Even with a more restrained consumer and continuing weakness in net exports, we forecast that stable interest rates, strong wage gains and the afterglow of a vibrant stock market will fuel another year of good growth in the U.S. economy.

Across the Atlantic, while the new common European monetary unit, the Euro, was greeted with much fanfare, European growth has remained disappointing. Despite gains by some of the smaller European countries and some improvement in France, Germany, the heart of the European economy, has been plagued by high levels of unemployment and deteriorating business confidence. Furthermore, Russia, once thought to represent a great opportunity for German companies, is not only still mired in a depression but is also a significant liability for the German financial system. Despite this negative background, the seeds for a recovery in Europe within the next year have already been sown. Recent easing of monetary policy has invigorated the European economy and, at the same time, has provided the basis for improved business sentiment in the crucial German economy. For this reason, combined with the benefits of closer economic integration, our expectation is for a gradual improvement in Europe during the second half of 1999, laying the groundwork for a much better year 2000, Y2K notwithstanding.

Across the Pacific, things are more murky but, in our opinion, Japan is turning, or has already turned, the corner. The government's aggressive stance--by Japanese standards--in dealing with the country's banking crisis and its programs of fiscal stimulus indicate that senior policymakers and politicians have finally gotten serious about dealing with Japan's structural problems. With short-term interest rates effectively at zero and growing indications that the Bank of Japan is considering full scale monetization, these actions should begin to stem the deflationary trend of prices in Japan. It seems to us important that the economies of Japan's largest trading partners, the U.S. and developing Asia, are strong or improving while its leading corporations are undertaking the meaningful restructuring that is a precondition for sustained recovery. In the case of Japan, the steady, broad rise of the Japanese stock market this year suggests that investors are looking beyond near-term concerns and are beginning to anticipate a more sustainable recovery.

Turning to the developing world--the segment of the global economy that has fared the worst over the last few years--the initial signs of recovery are very encouraging. From Korea, where economic growth has already begun to accelerate, to Brazil, where the government recently has been able again to tap the international capital markets and where austerity programs are beginning to yield stability, the signs of economic rebound are impressive. Signs of economic improvement are creating confidence which attracts capital and results in a still better economic environment.

In summary, it is our opinion that the threat of global depression or recession, while always a remote possibility, has passed. We feel that by the end of 1999, economic policymakers and financial markets will be concerned with quite the opposite: a global economic recovery that threatens to undermine the low inflation, low interest rate and high excess capacity environment that has made the U.S. expansion so extraordinary. All in all, though, we would expect a gradual improvement in the world economy accompanied by modestly higher inflation, but with no serious revival of that scourge. Here at home, we believe that the Federal Reserve will hold short-term rates stable in the near term after the recent 25 basis point "snugging", but that both short and long-term rates may have a modest bias to the upside going into next year.

One clear implication for the stock market is that domestic companies with international operations that are sensitive to the business cycle should begin to recover from the softness of the past eighteen months. A second is that small and mid-cap companies that suffered from the flight to the perceived quality of large-cap equities and U. S. Treasury securities, will likely find themselves benefiting from a reversal of that trend.

Our forecast of a better global economy reinforces our view that the stagnation in earnings over the last eighteen months has ended. Better still, the earnings improvement that we expect will encompass a broader group of industries and companies. If investors are no longer to benefit from steadily declining interest rates, then current valuations in the stock market as well as future gains will need better corporate earnings performance to be justified.

We believe the recent broadening of performance in the stock market will continue and accelerate with long-neglected small and mid-sized businesses benefiting from the triple positives of lower valuations, improved relative earnings growth and a reversal of the recent flight to quality. One caveat is the potential for the Y2K bug to impact economic growth--positively this year as companies and countries prepare for the problem, but perhaps negatively in the first part of the year 2000.

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FUND

Interest rates on U.S. Treasury bonds rose significantly during the six-month period ended May 31, 1999, and the yield curve continued to flatten. The yields on intermediate and longer-maturity issues increased by 75 to 110 basis points. Total rates of return, which include interest accruals and price changes, are summarized below for various maturity Treasury bonds:

     Treasury Issue  Total Return
     --------------  ------------

         3 month         2.22%
         1 year          2.00%
         3 year          0.10%
         5 year         -2.37%
        10 year         -4.51%
        30 year         -9.11%

The financial crises that peaked in the third quarter of calendar 1998 abated and the U. S. economy continued to grow at a rapid pace. This resulted in the reversal of the flight to quality into U.S. Treasury securities which had driven rates down and, thus, in a rise in interest rates. Corporate and mortgage-backed bonds have fared relatively well during this period as liquidity has returned to the marketplace, recession fears have disappeared and prepayment fears have lessened as interest rates rose.

The Fund's exposure to corporate and mortgage-backed bonds contributed to relative performance. The total return for the period of -0.31% was in line with the 0.17% return of the Merrill Lynch 3year Treasury Index and better than the -0.56% return of the Lehman Brothers Intermediate Maturity Government/Corporate Bond Index.

The relative returns for the Fund during the first half of fiscal 1999 were also helped by good issue selection of individual bonds made by our specialists in the corporate and mortgage-backed sectors. Our current strategy is to gradually decrease our corporate and mortgage-backed holdings now that these sectors have become more fairly priced. If our outlook for interest rates is on the mark, absolute returns should become substantially positive over the balance of 1999.

BRUNDAGE, STORY AND ROSE EQUITY FUND

In our fiscal 1998 year-end letter, we described 1998 as both satisfactory and disappointing. Satisfactory because of the rebound from the sell-off of last summer, yet disappointing because we felt the strength of the companies in your Fund was not being reflected in its performance.

In the first half of fiscal 1999, the market's renewed focus on valuation and on a broader group of medium-sized companies has resulted in a reversal of last year's lagging performance. The 19.0% return of your Fund for the six months ended May 31, 1999, compares very favorably to the 12.4% return of the S&P 500, the 13.6% return of the average growth fund and the 12.5% return of the average diversified equity fund, as compiled by Lipper Analytical Services, Inc.

Of particular benefit to performance in the first half of fiscal 1999 was our focus on wireless communications (Qualcomm +254%, AirTouch +76%, Nortel Networks +61%). Your Fund was also helped by good stock selection in the consumer area (Catalina Marketing +52% and NIKE +53%) and by an overweighting in small exploration and production energy companies.

Looking ahead, a generally stronger global economy should continue to favor growth-oriented capital goods and materials companies at the expense of the more predictable but much more expensive consumer non-durable and interest rate-sensitive sectors. Should opportunities present themselves, we would expect to continue building up our exposure to the health care sector as companies consolidate after a period of strong performance and digest the news surrounding proposed changes to Medicare and Medicaid. We continue to have concerns about the potential for a Y2K-related slowdown in the information technology sector and will remain underweighted until this uncertainty clears.

SUMMARY

Looking forward, the current environment appears attractive both for bond and for equity investors. Our only concern is that, notwithstanding the strong fundamental picture, lofty valuations in the equity area, particularly for Internet-related companies, are fragile and a collapse in this area could spill over into the broader equity market. In summary, while we expect continued volatility as the equity markets come to terms with modest upward pressure on inflation and interest rates, we believe a better economy and an improving profit outlook will continue to provide good opportunities for the long-term investor.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)
============================================================================================
                                                                  Short/
                                                               Intermediate
                                                                   Term
                                                               Fixed-Income        Equity
                                                                   Fund             Fund
--------------------------------------------------------------------------------------------
ASSETS
Investment securities:
        At amortized cost (original cost $38,504,139
              and $29,534,139, respectively) ..............    $ 38,517,292     $ 29,534,139
                                                               ============     ============
        At market value (Note 2) ..........................    $ 38,078,645     $ 46,438,112
Investments in repurchase agreements (Note 2) .............         517,000        1,817,000
Cash ......................................................             541              973
Interest and principal paydowns receivable ................         462,792              876
Dividends receivable ......................................              --           40,563
Receivable for capital shares sold ........................          80,252           25,665
Other assets ..............................................          14,381           17,011
                                                               ------------     ------------
        TOTAL ASSETS ......................................      39,153,611       48,340,200
                                                               ------------     ------------
LIABILITIES
Dividends payable .........................................          21,154               --
Payable for capital shares redeemed .......................           7,775            2,266
Payable for securities purchased ..........................         259,328          158,792
Payable to affiliates (Note 4) ............................          13,926           39,199
Other accrued expenses and liabilities ....................          11,444            8,399
                                                               ------------     ------------
        TOTAL LIABILITIES .................................         313,627          208,656
                                                               ------------     ------------

NET ASSETS ................................................    $ 38,839,984     $ 48,131,544
                                                               ============     ============
Net assets consist of:
Paid-in capital ...........................................    $ 39,241,646     $ 28,262,230
Distributions in excess of net investment income ..........              --          (19,136)
Accumulated net realized gains from security transactions .          36,985        2,984,477
Net unrealized appreciation (depreciation) on investments .        (438,647)      16,903,973
                                                               ------------     ------------
Net assets ................................................    $ 38,839,984     $ 48,131,544
                                                               ============     ============

Shares of beneficial interest outstanding (unlimited
        number of shares authorized, no par value) (Note 5)       3,676,237        2,224,539
                                                               ============     ============

Net asset value, offering price and
        redemption price per share (Note 2) ...............    $      10.57     $      21.64
                                                               ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 1999 (Unaudited)
===========================================================================================
                                                                   Short/
                                                                Intermediate
                                                                    Term
                                                                Fixed-Income       Equity
                                                                    Fund            Fund
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest ...........................................    $ 1,177,621     $    36,885
        Dividends ..........................................             --         227,286
                                                                -----------     -----------
                TOTAL INVESTMENT INCOME ....................      1,177,621         264,171
                                                                -----------     -----------
EXPENSES
        Investment advisory fees (Note 4) ..................         97,455         144,091
        Administrative services fees (Note 4) ..............         39,132          44,536
        Accounting services fees (Note 4) ..................         18,000          16,200
        Professional fees ..................................         10,206          10,206
        Transfer agent and shareholder service fees (Note 4)          7,200           7,200
        Trustees' fees and expenses ........................          6,393           6,393
        Registration fees ..................................          7,145           7,131
        Postage and supplies ...............................          5,445           5,541
        Insurance expense ..................................          4,927           5,114
        Reports to shareholders ............................          2,330           2,645
        Pricing expense ....................................          3,416             604
        Custodian fees .....................................          1,226           1,695
        Distribution expenses (Note 4) .....................            584             641
        Other expenses .....................................          2,008           2,933
                                                                -----------     -----------
                TOTAL EXPENSES .............................        205,467         254,930
        Fees waived by the Adviser (Note 4) ................        (78,778)             --
                                                                -----------     -----------
                NET EXPENSES ...............................        126,689         254,930
                                                                -----------     -----------

NET INVESTMENT INCOME ......................................      1,050,932           9,241
                                                                -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized gains from security transactions ......         42,924       3,074,202
        Net change in unrealized appreciation/
            depreciation on investments ....................     (1,246,722)      4,594,173
                                                                -----------     -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ..     (1,203,798)      7,668,375
                                                                -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......    $  (152,866)    $ 7,677,616
                                                                ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended May 31, 1999 and November 30, 1998
==============================================================================================================================
                                                                  Short/Intermediate Term
                                                                     Fixed-Income Fund                    Equity Fund
                                                               -----------------------------     -----------------------------
                                                                Six Months         Year           Six Months         Year
                                                                  Ended            Ended            Ended            Ended
                                                               May 31, 1999     November 30,     May 31, 1999     November 30,
                                                               (Unaudited)          1998         (Unaudited)          1998
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
        Net investment income .............................    $  1,050,932     $  2,122,402     $      9,241     $     93,926
        Net realized gains from security transactions .....          42,924          619,402        3,074,202        2,509,249
        Net change in unrealized appreciation/depreciation
                on investments ............................      (1,246,722)         337,491        4,594,173        1,698,676
                                                               ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations .....        (152,866)       3,079,295        7,677,616        4,301,851
                                                               ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ........................      (1,050,932)      (2,122,402)         (25,433)         (91,102)
        Distributions in excess of net investment income ..              --               --          (19,136)              --
        From net realized gains from security transactions         (245,416)              --       (2,598,974)      (3,535,218)
                                                               ------------     ------------     ------------     ------------
Decrease in net assets from distributions to
        shareholders ......................................      (1,296,348)      (2,122,402)      (2,643,543)      (3,626,320)
                                                               ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
        Proceeds from shares sold .........................       2,404,018        4,423,714        2,014,727        3,608,905
        Net asset value of shares issued in reinvestment of
                distributions to shareholders .............       1,105,003        1,717,736        2,624,110        3,581,991
        Payments for shares redeemed ......................      (2,455,584)      (4,515,399)      (2,227,891)      (2,522,915)
                                                               ------------     ------------     ------------     ------------
Net increase in net assets
        from capital share transactions ...................       1,053,437        1,626,051        2,410,946        4,667,981
                                                               ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS .....................        (395,777)       2,582,944        7,445,019        5,343,512

NET ASSETS:
        Beginning of period ...............................      39,235,761       36,652,817       40,686,525       35,343,013
                                                               ------------     ------------     ------------     ------------
        End of period .....................................    $ 38,839,984     $ 39,235,761     $ 48,131,544     $ 40,686,525
                                                               ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME .......................    $         --     $         --     $         --     $     16,192
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                      Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                         Ended
                                                        May 31,                          Years Ended November 30,
                                                         1999          ------------------------------------------------------------
                                                      (Unaudited)        1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  10.96        $  10.69     $  10.69     $  10.73     $   9.94     $  10.77
                                                       --------        --------     --------     --------     --------     --------
Income (loss) from investment operations:
        Net investment income ......................       0.29            0.60         0.62         0.62         0.64         0.59
        Net realized and unrealized
                gains (losses) on investments ......      (0.32)           0.27           --        (0.04)        0.79        (0.79)
                                                       --------        --------     --------     --------     --------     --------
        Total from investment operations ...........      (0.03)           0.87         0.62         0.58         1.43        (0.20)
                                                       --------        --------     --------     --------     --------     --------
Less distributions:
        Dividends from net investment income .......      (0.29)          (0.60)       (0.62)       (0.62)       (0.64)       (0.59)
        Distributions from net realized gains ......      (0.07)             --           --           --           --        (0.04)
                                                       --------        --------     --------     --------     --------     --------
Total distributions ................................      (0.36)          (0.60)       (0.62)       (0.62)       (0.64)       (0.63)
                                                       --------        --------     --------     --------     --------     --------

Net asset value at end of period ...................   $  10.57        $  10.96     $  10.69     $  10.69     $  10.73     $   9.94
                                                       ========        ========     ========     ========     ========     ========

Total return .......................................     (0.31%)          8.39%        6.03%        5.65%       14.84%       (1.98%)
                                                       ========        ========     ========     ========     ========     ========

Net assets at end of period (000's) ................   $ 38,840        $ 39,236     $ 36,653     $ 33,377     $ 35,272     $ 35,390
                                                       ========        ========     ========     ========     ========     ========

Ratio of net expenses to average net assets(A) .....      0.65%(B)        0.65%        0.65%        0.65%        0.60%        0.50%

Ratio of net investment income to average net assets      5.39%(B)        5.58%        5.88%        5.90%        6.21%        5.67%

Portfolio turnover rate ............................        52%(B)          90%          46%          40%          39%          57%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.05%(B) for the six months ended May 31, 1999 and 1.04%, 1.07%, 1.09%, 1.09% and 1.06% for the
     years ended November 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 4).
(B)  Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================================
                                                                    Per Share Data for a Share Outstanding Throughout Each Period
---------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                           Ended
                                                           May 31,                       Years Ended November 30,
                                                            1999         --------------------------------------------------------
                                                         (Unaudited)       1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................  $  19.47       $  19.40    $  17.18    $  14.91    $  12.43    $  12.70
                                                          --------       --------    --------    --------    --------    --------
Income from investment operations:
        Net investment income ..........................      0.01           0.04        0.06        0.06        0.07        0.06
        Net realized and unrealized
                gains on investments ...................      3.43           2.01        3.65        2.97        3.02        0.11
                                                          --------       --------    --------    --------    --------    --------
Total from investment operations .......................      3.44           2.05        3.71        3.03        3.09        0.17
                                                          --------       --------    --------    --------    --------    --------
Less distributions:
        Dividends from net investment income ...........     (0.01)         (0.04)      (0.06)      (0.07)      (0.06)      (0.06)
        Distributions in excess of net investment income     (0.01)            --          --          --          --          --
        Distributions from net realized gains ..........     (1.25)         (1.94)      (1.43)      (0.69)      (0.55)      (0.38)
                                                          --------       --------    --------    --------    --------    --------
Total distributions ....................................     (1.27)         (1.98)      (1.49)      (0.76)      (0.61)      (0.44)
                                                          --------       --------    --------    --------    --------    --------

Net asset value at end of period .......................  $  21.64       $  19.47    $  19.40    $  17.18    $  14.91    $  12.43
                                                          ========       ========    ========    ========    ========    ========

Total return ...........................................    18.99%         11.96%      23.98%      21.27%      26.08%       1.35%
                                                          ========       ========    ========    ========    ========    ========

Net assets at end of period (000's) ....................  $ 48,132       $ 40,687    $ 35,343    $ 27,540    $ 24,191    $ 18,821
                                                          ========       ========    ========    ========    ========    ========

Ratio of net expenses to average net assets ............     1.15%(A)       1.15%       1.19%       1.30%       1.45%       1.50%

Ratio of net investment income to average net assets ...     0.04%(A)       0.24%       0.34%       0.42%       0.52%       0.51%

Portfolio turnover rate ................................       38%(A)         50%         49%         44%         42%         44%
---------------------------------------------------------------------------------------------------------------------------------

(A)  Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
May 31, 1999 (Unaudited)
======================================================================================================
     Par                                                                                     Market
    Value       INVESTMENT SECURITIES -- 98.1%                      Rate      Maturity       Value
------------------------------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 28.1%
$    200,000    U.S. Treasury Notes .........................       6.625%     7/31/01    $    204,563
     300,000    U.S. Treasury Notes .........................       5.875     11/30/01         302,344
   1,300,000    U.S. Treasury Notes .........................       6.625      3/31/02       1,334,532
   1,200,000    U.S. Treasury Notes .........................       6.000      7/31/02       1,212,750
   1,000,000    U.S. Treasury Notes .........................       5.750      8/15/03       1,001,875
   1,550,000    U.S. Treasury Notes .........................       7.500      2/15/05       1,677,391
   1,500,000    U.S. Treasury Notes .........................       6.500      5/15/05       1,552,969
   1,000,000    U.S. Treasury Notes .........................       6.500      8/15/05       1,035,313
     600,000    U.S. Treasury Notes .........................       7.000      7/15/06         640,125
   1,900,000    U.S. Treasury Notes .........................       6.125      8/15/07       1,936,813
------------                                                                              ------------
$ 10,550,000    TOTAL U.S. TREASURY OBLIGATIONS
------------    (Amortized Cost $11,012,199).................                             $ 10,898,675
                                                                                          ------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.4%
$  1,000,000    FHLMC Notes .................................       5.750%     7/15/03    $    997,104
   1,500,000    FNMA Notes ..................................       5.625      5/15/04       1,478,813
------------                                                                              ------------
$  2,500,000    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------    (Amortized Cost $2,528,630) .................                             $  2,475,917
                                                                                          ------------
                U.S. GOVERNMENT AGENCY
                MORTGAGE-BACKED SECURITIES -- 14.7%
$    184,703    FHLMC GOLD #G-50274 .........................       7.500%     6/01/00    $    186,305
       5,099    FHLMC GNOME #200068 .........................       8.000      3/01/02           5,221
      21,035    FNMA DWARF #51935 ...........................       8.000      4/01/02          21,688
     405,330    FNMA REMIC #93-52E ..........................       6.000      4/25/05         404,993
      48,333    FHLMC GOLD #140094 ..........................       7.500      5/01/05          49,081
     500,000    FHLMC REMIC #1404-D .........................       6.800      1/15/06         504,885
      37,364    FNMA DWARF #50480 ...........................       8.000      9/01/06          38,563
     514,728    FNMA REMIC #92-24H ..........................       7.500     11/25/06         521,595
     402,617    GNMA #362109 ................................       9.000      9/15/08         423,391
     727,238    FHLMC REMIC #1523-PE ........................       6.000     10/15/15         727,980
     290,569    FNMA REMIC #93-20PE .........................       5.900      5/25/16         289,734
     473,240    FHLMC REMIC #1522-C .........................       6.000      8/15/16         474,035
     793,262    FNMA REMIC #94-29PE .........................       6.000      5/25/18         793,761
       7,891    GNMA #285639 ................................       9.000      2/15/20           8,461
     824,874    FHLMC REMIC #1699-C .........................       6.200      2/15/24         828,388
     412,403    FNMA REMIC #250322 ..........................       7.500      8/01/25         421,504
------------                                                                              ------------
$  5,648,686    TOTAL U.S. GOVERNMENT AGENCY
------------    MORTGAGE-BACKED SECURITIES
                (Amortized Cost $5,619,257) .................                             $  5,699,585
                                                                                          ------------

                OTHER MORTGAGE-BACKED SECURITIES -- 2.2%
$    243,216    Advanta Home Equity Loan Trust #92-1A .......       7.875%     9/25/08    $    246,475
     628,308    CMC Securities Corp. III #94-B ..............       6.000      2/25/09         627,560
------------                                                                              ------------
$    871,524    TOTAL OTHER MORTGAGE-BACKED SECURITIES
------------    (Amortized Cost $869,616) ...................                             $    874,035
                                                                                          ------------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
======================================================================================================
     Par                                                                                      Market
    Value       INVESTMENT SECURITIES -- 98.1% (Continued)          Rate      Maturity        Value
------------------------------------------------------------------------------------------------------
                ASSET-BACKED SECURITIES -- 8.4%
$  1,000,000    Circuit City Credit Card Trust #94-2-A ......       8.000%    11/15/99    $  1,012,440
   1,000,000    J.C. Penney Credit Card Trust #B-A ..........       8.950     10/15/01       1,019,200
   1,225,000    First Bank Corporate Card Trust #97-1-A .....       6.400      2/15/03       1,233,097
------------                                                                              ------------
$  3,225,000    TOTAL ASSET-BACKED SECURITIES
------------    (Amortized Cost $3,249,581)                                               $  3,264,737
                                                                                          ------------
                CORPORATE BONDS -- 38.3%
$  1,000,000    Lehman Brothers, Inc. .......................       6.125%     2/01/01    $    994,750
   1,000,000    Ford Motor Credit Co. Medium Term Notes .....       5.900      2/23/01         998,187
   1,000,000    General Motors Acceptance Corp. .............       6.000      2/01/02         992,284
     675,000    EOP Operating LP ............................       6.376      2/15/02         663,641
   1,000,000    Asian Development Bank ......................       5.750      5/19/03         990,717
   1,000,000    Sears Roebuck Acceptance Corp. Medium Term Notes    6.760      6/25/03       1,005,229
   1,000,000    Salomon Smith Barney Holdings, Inc. .........       6.625     11/15/03       1,008,993
   1,000,000    Bear Stearns Companies, Inc. ................       6.150      3/02/04         974,100
   1,000,000    Potomac Electric Power Co. ..................       6.000      4/01/04         971,800
   1,300,000    Household Finance Corp. .....................       5.875      9/25/04       1,257,083
   1,000,000    Chilgener S.A ...............................       6.500      1/15/06         891,913
   1,000,000    GTE Southwest, Inc. .........................       6.230      1/01/07         972,446
     850,000    National Rural Utilities Cooperative Finance Corp.  5.750     11/01/08         799,092
   1,280,000    Lucent Technologies, Inc. ...................       5.500     11/15/08       1,190,745
     500,000    Toyota Motor Credit Corp. ...................       5.500     12/15/08         462,235
     725,000    Wachovia Corp. ..............................       6.150      3/15/09         692,481
------------                                                                              ------------
$ 15,330,000    TOTAL CORPORATE BONDS (Amortized Cost $15,238,009)                        $ 14,865,696
------------                                                                              ------------

$ 38,125,210    TOTAL INVESTMENT SECURITIES (Amortized Cost $38,517,292)                  $ 38,078,645
============                                                                              ------------

======================================================================================================
    Face                                                                                      Market
   Amount       REPURCHASE AGREEMENTS(A) -- 1.3%                                              Value
------------------------------------------------------------------------------------------------------
$    517,000    Fifth Third Bank, 4.34%, dated 5/28/99,
============    due 6/01/99, repurchase proceeds $517,249 ...                             $    517,000
                                                                                          ------------

                TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS -- 99.4%            $ 38,595,645

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%                                  244,339
                                                                                          ------------

                NET ASSETS -- 100.0% ........................                             $ 38,839,984
                                                                                          ============

(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

EQUITY FUND
PORTFOLIO OF INVESTMENTS
May 31, 1999 (Unaudited)
================================================================================
                                                                       Market
COMMON STOCKS -- 96.5%                                     Shares      Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.6%
American Express Co. ................................      11,500   $ 1,393,656
American International Group, Inc. ..................      11,287     1,290,245
BankBoston Corp. ....................................      20,000       947,500
Chubb Corp. .........................................      20,000     1,401,250
Citigroup, Inc. .....................................      16,000     1,060,000
Fannie Mae ..........................................      20,700     1,407,600
J.P. Morgan & Co., Inc. .............................       3,500       487,594
                                                                    -----------
                                                                    $ 7,987,845
                                                                    -----------
CAPITAL GOODS -- 15.0%
AlliedSignal, Inc. ..................................      22,000   $ 1,277,375
Avery Dennison Corp. ................................      21,000     1,257,375
Danaher Corp. .......................................       8,500       513,719
Illinois Tool Works, Inc. ...........................       6,400       491,200
Molex, Inc. - Class A ...............................      47,306     1,268,392
Thermo Electron Corp.* ..............................      80,000     1,530,000
Waste Management, Inc. ..............................      17,000       898,875
                                                                    -----------
                                                                    $ 7,236,936
                                                                    -----------
TECHNOLOGY -- 12.6%
Applied Materials, Inc.* ............................       6,000   $   329,625
Compaq Computer Corp. ...............................      27,000       639,563
EMC Corp.* ..........................................       4,500       448,312
First Data Corp. ....................................      10,000       449,375
Hewlett-Packard Co. .................................      10,100       952,556
Intel Corp. .........................................      14,000       756,875
Microsoft Corp.* ....................................       5,000       403,438
Motorola, Inc. ......................................       7,000       579,687
Nortel Networks Corp. ...............................      12,000       900,000
QUALCOMM, Inc.* .....................................       6,000       583,500
Siebel Systems, Inc.* ...............................          68         3,096
                                                                    -----------
                                                                    $ 6,046,027
                                                                    -----------
CONSUMER STAPLES -- 11.6%
Bestfoods ...........................................      23,500   $ 1,175,000
Gillette Co. ........................................       9,000       459,000
McDonald's Corp. ....................................      25,000       962,500
PepsiCo, Inc. .......................................      27,800       995,588
Sysco Corp. .........................................      33,500       994,531
The Walt Disney Co. .................................      10,000       291,250
Young Broadcasting, Inc. - Class A* .................      17,000       690,625
                                                                    -----------
                                                                    $ 5,568,494
                                                                    -----------
HEALTH CARE -- 11.1%
Abbott Laboratories .................................      25,000   $ 1,129,688
American Home Products Corp. ........................      21,300     1,227,412
Becton, Dickinson & Co. .............................      28,000     1,085,000
Lilly (Eli) & Co. ...................................       9,300       664,369
Schering-Plough Corp. ...............................      20,000       901,250
SmithKline Beecham Plc - ADR ........................       5,500       360,938
                                                                    -----------
                                                                    $ 5,368,657
                                                                    -----------

EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS -- 96.5% (Continued)                         Shares      Value
--------------------------------------------------------------------------------
ENERGY -- 7.0%
Apache Corp. ........................................      34,000   $ 1,224,000
Exxon Corp. .........................................       6,000       479,250
Mobil Corp. .........................................      10,000     1,012,500
Noble Affiliates, Inc. ..............................      25,700       681,050
                                                                    -----------
                                                                    $ 3,396,800
                                                                    -----------
BASIC MATERIALS -- 6.6%
du Pont (E. I.) de Nemours and Co. ..................      12,000   $   785,250
Ecolab, Inc. ........................................      36,000     1,530,000
Monsanto Co. ........................................       9,500       394,250
Willamette Industries, Inc. .........................      11,300       478,837
                                                                    -----------
                                                                    $ 3,188,337
                                                                    -----------
CONSUMER CYCLICALS -- 6.5%
AutoZone, Inc.* .....................................      16,700   $   483,256
Catalina Marketing Corp.* ...........................       7,800       690,788
H&R Block, Inc. .....................................      21,600     1,040,850
Nike, Inc. - Class B ................................      14,700       895,781
                                                                    -----------
                                                                    $ 3,110,675
                                                                    -----------
COMMUNICATION SERVICES -- 5.0%
AirTouch Communications, Inc.* ......................       9,400   $   944,700
AT&T Corp. ..........................................      25,500     1,415,250
Leap Wireless International, Inc.* ..................       1,750        30,625
                                                                    -----------
                                                                    $ 2,390,575
                                                                    -----------
TRANSPORTATION -- 3.1%
Landstar System, Inc.* ..............................      39,200   $ 1,474,900
                                                                    -----------
UTILITIES -- 1.4%
Duke Energy Corp. ...................................      11,090   $   668,866
                                                                    -----------

TOTAL COMMON STOCKS (Cost $29,534,139)                              $46,438,112
                                                                    -----------

================================================================================
                                                           Face        Market
REPURCHASE AGREEMENTS(A) -- 3.8%                          Amount        Value
--------------------------------------------------------------------------------
Fifth Third Bank, 4.34%, dated 5/28/99,
due 6/01/99, repurchase proceeds $1,817,876 ......... $ 1,817,000   $ 1,817,000
                                                      ===========   -----------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS -- 100.3%             $48,255,112

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) .....                  (123,568)
                                                                    -----------

NET ASSETS -- 100.0% ................................               $48,131,544
                                                                    ===========

* Non-income producing security.
(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
May 31, 1999 (Unaudited)
================================================================================
1.   ORGANIZATION

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund but with more volatility and with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the overthe-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are accounted for on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of May 31, 1999:

--------------------------------------------------------------------------------
                                                       Bond            Equity
                                                       Fund             Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $    208,937     $ 17,616,698
Gross unrealized depreciation ................        (647,584)        (712,725)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $   (438,647)    $ 16,903,973
                                                  ============     ============
Federal income tax cost ......................    $ 38,517,292     $ 29,534,139
                                                  ============     ============
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,213,500 and $9,698,336, respectively, for the Bond Fund, and $9,490,954 and $8,123,260,
respectively, for the Equity Fund during the six months ended May 31, 1999.

4.   TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of May 31, 1999, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $78,778 of its investment advisory fees during the six months ended May 31, 1999.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.20% on each Fund's respective average daily net assets up to $50 million; 0.175% on such net assets between $50 and $100 million; and 0.15% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $19.50 per shareholder account from the Bond Fund and $15.00 per shareholder account from the Equity Fund, subject to a $1,200 minimum monthly fee from each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Bond Fund and $2,700 from the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.  CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------------------------
                                                    Bond Fund                   Equity Fund
                                           -------------------------     -------------------------
                                           Six Months        Year        Six Months        Year
                                              Ended          Ended          Ended          Ended
                                             May 31,      November 30,     May 31,      November 30,
                                              1999           1998           1999           1998
--------------------------------------------------------------------------------------------------
Shares sold ...........................       222,453        409,114        102,114        195,597
Shares issued in reinvestment
  of distributions to shareholders ....       102,468        158,469        145,475        208,604
Shares redeemed .......................      (227,195)      (417,652)      (113,174)      (135,661)
                                           ----------     ----------     ----------     ----------

Net increase in shares outstanding ....        97,726        149,931        134,415        268,540
Shares outstanding, beginning of period     3,578,511      3,428,580      2,090,124      1,821,584
                                           ----------     ----------     ----------     ----------

Shares outstanding, end of period .....     3,676,237      3,578,511      2,224,539      2,090,124
                                           ==========     ==========     ==========     ==========
--------------------------------------------------------------------------------------------------

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

BOARD OF TRUSTEES
------------------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L.Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
------------------------------
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER
------------------------------
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
------------------------------
Nationwide: (Toll Free) 800-320-2212